Exhibit 99.1

NeuBase Therapeutics to Explore Strategic Alternatives

PITTSBURGH, August 3, 2023 -- NeuBase Therapeutics, Inc. (Nasdaq: NBSE) (“NeuBase” or the “Company”), a biotechnology company developing Stealth Editors™ to perform in vivo gene editing without triggering the immune system, today announced that its Board of Directors (the “Board”) has completed a review of the Company’s business, including the status of its programs, resources, and capabilities. The Board has made the determination to halt further development of the Company’s programs and to conduct a comprehensive exploration of strategic alternatives focused on maximizing shareholder value.

As part of this evaluation process, the Board will explore potential strategic alternatives for the Company that may include, but are not limited to, an acquisition, merger, business combination, or other transaction. There can be no assurance that this evaluation process will result in NeuBase pursuing a transaction or that any transaction, if pursued, will be completed on attractive terms, if at all. The Board has not set a timetable for completion of this evaluation process and does not intend to disclose further updates unless and until it is determined that further disclosure is appropriate or necessary.

Use of Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act. These forward-looking statements are distinguished by the use of words such as “will,” “would,” “anticipate,” “expect,” “believe,” “designed,” “plan,” “project,” or “intend,” the negative of these terms, and similar references to future periods. These forward-looking statements include, without limitation, statements relating to our conducting a comprehensive evaluation of strategic alternatives focused on maximizing shareholder value; evaluating potential strategic alternatives that may include, but are not limited to, an acquisition, merger, business combination, or other transaction and the completion of such a review process. Any such statements in this press release that are not statements of historical fact may be deemed to be forward-looking statements. These views involve risks and uncertainties that are difficult to predict and, accordingly, our actual results may differ materially from the results discussed in our forward-looking statements. Our forward-looking statements contained herein speak only as of the date of this press release. Factors or events that we cannot predict, including those risk factors contained in our filings with the U.S. Securities and Exchange Commission (the “SEC”), may cause our actual results to differ from those expressed in forward-looking statements. The Company may not actually achieve the plans, carry out the intentions or meet the expectations or projections disclosed in the forward-looking statements, and you should not place undue reliance on these forward-looking statements. Because such statements deal with future events and are based on the Company's current expectations, they are subject to various risks and uncertainties, and actual results, performance or achievements of the Company could differ materially from those described in or implied by the statements in this press release, including: risks relating to volatility and uncertainty in the capital markets for biotechnology and gene therapy companies, availability of suitable third parties with which to conduct contemplated strategic transactions, whether we will be able to pursue a strategic transaction, or whether any transaction, if pursued, will be completed on attractive terms or at all, whether our cash resources will be sufficient to fund our foreseeable and unforeseeable operating expenses and capital requirements, as well as those risk factors contained in our filings with the SEC. Except as otherwise required by law, the Company disclaims any intention or obligation to update or revise any forward-looking statements, which speak only as of the date hereof, whether as a result of new information, future events or circumstances or otherwise.

NeuBase Investor Contact: Dan Ferry Managing Director LifeSci Advisors, LLC daniel@lifesciadvisors.com OP: (617) 430-7576 NeuBase Media Contact: media@neubasetherapeutics.com